WAYNE HUMMER INVESTMENT TRUST
                         Wayne Hummer CorePortfolio Fund
                            Wayne Hummer Growth Fund
                      Supplement Dated February 7, 2005 to

               Prospectus and Statement of Additional Information
                               Dated July 31, 2004

The board of trustees of Wayne Hummer Investment Trust has voted to terminate the Wayne Hummer CorePortfolio Fund ("Fund"). The termination will be effective on March 22, 2005. On the termination date, the Fund will distribute its net assets ratably among the shareholders of the Fund on that date.

After February 7, 2005, the Fund will be closed to new investment, including by current Fund shareholders.

In an attempt to minimize possible adverse impact to the Fund, the portfolio managers will liquidate equity securities held in the portfolio and invest the proceeds in U.S. Treasury bills and other short-term investments at such time that the portfolio managers determine is appropriate.